Exhibit 99.2
FOR IMMEDIATE RELEASE
October 11, 2022

ORIGIN BANCORP, INC. COMPLETES MERGER OF SUBSIDIARY BANKS

RUSTON, Louisiana (October 11, 2022) – Origin Bancorp, Inc. (Nasdaq: OBNK) (“Origin” or the “Company”) today announced the completion of the merger of its subsidiary bank, BTH Bank, N.A., Quitman, Texas (“BTH Bank”), with and into its subsidiary bank, Origin Bank, Choudrant, Louisiana, with Origin Bank surviving the merger. The bank merger was effective October 7, 2022, and occurred alongside the successful completion of the related data processing conversion over the weekend of October 8-9, 2022, following which all former banking locations of BTH Bank now operate as banking locations of Origin Bank.
“With the bank merger now complete, we look forward to serving the customers and communities of BTH Bank under the Origin Bank brand. This partnership provides Origin Bank a strong presence in East Texas and strengthens our Dallas and Fort Worth markets,” said Drake Mills, Chairman, President and Chief Executive Officer of Origin. “I firmly believe that our unwavering commitment to the BTH Bank markets, coupled with Origin Bank’s dedication to local decision-making, will create an exceptional experience for our new customers and communities in these markets.”
Lori Sirman, the former President and CEO of BTH Bank and now Executive Vice President of Origin Bank added, “We’re thrilled to bring the Origin Bank experience to our customers and communities and firmly believe that this partnership makes our combined organizations stronger. We look forward to building on the legacy of BTH Bank as we continue to grow alongside our new colleagues at Origin Bank.”
With the completion of the bank merger, Origin has approximately $9.46 billion in assets, $6.88 billion in loans and $7.78 billion in deposits on a consolidated basis.
About Origin Bancorp, Inc.
Origin Bancorp, Inc. is a financial holding company headquartered in Ruston, Louisiana. Origin’s wholly owned bank subsidiary, Origin Bank, was founded in 1912 in Choudrant, Louisiana. Deeply rooted in Origin’s history is a culture committed to providing personalized, relationship banking to businesses, municipalities, and personal clients to enrich the lives of the people in the communities it serves. Origin provides a broad range of financial services and currently operates 59 banking centers located from Dallas/Fort Worth, East Texas and Houston, across North Louisiana and into Mississippi. For more information, visit www.origin.bank.
FORWARD-LOOKING STATEMENTS
This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Origin. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on Origin’s current expectations and assumptions regarding its business, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect Origin’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Except to the extent required by applicable law or regulation, Origin disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding Origin and factors which could affect the forward-looking statements contained herein can be found in Origin’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC.
ADDITIONAL INFORMATION
For additional information on Origin Bancorp, Inc., you may obtain copies of the documents filed with the SEC by Origin free of charge through the website maintained by the SEC at www.sec.gov, by accessing Origin’s Investor Relations website at ir.origin.bank or, alternatively, by directing a request by mail or telephone to Origin Bancorp, Inc., 500 South Service Road East, Ruston, Louisiana 71270, Attn: Investor Relations, (318) 497-3177.

Contact Information
Investor Relations
Chris Reigelman
318-497-3177
chris@origin.bank

Media Contact
Ryan Kilpatrick
318-232-7472
rkilpatrick@origin.bank